UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Element Solutions Inc
(Name of Registrant as Specified In Its Charter)
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Your **Vote** Counts!

ELEMENT SOLUTIONS INC

2022 Annual Meeting
Vote by June 6, 2022
11:59 PM ET

element solutions

ELEMENT SOLUTIONS INC
500 EAST BROWARD BOULEVARD, SUITE 1860
FORT LAUDERDALE, FLORIDA 33394

D71084-P67373

You invested in ELEMENT SOLUTIONS INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 7, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 7, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/ESI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Sir Martin E. Franklin	For
1b. Benjamin Gliklich	For
1c. Ian G.H. Ashken	For
1d. Elyse Napoli Filon	For
1e. Christopher T. Fraser	For
1f. Michael F. Goss	For
1g. Nichelle Maynard-Elliott	For
1h. E. Stanley O'Neal	For
2. Advisory vote to approve named executive officer compensation	For
3. Advisory vote on frequency of future advisory votes on named executive officer compensation	1 Year
4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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